Related party transactions	12 Months Ended
Dec. 31, 2025
Related party transactions
Related party transactions

(20) Related party transactions

The Group has not entered into any significant transactions with any key management personnel or member of the Supervisory Board. The remuneration paid to key management personnel is presented in Note 22 e). The remuneration paid to members of the Supervisory Board is shown in Note 22 e).

As part of the normal course of business, the Group may enter into transactions with associated companies. The terms and conditions of all transactions are made based on market terms and conditions and the arm’s length principle. The balances from transactions with associated companies are unsecured and fulfilled by payment.

in k€	2025	2024	2023
Sales of goods and services	1,820	3,664	16,661
Receivables from related parties	361	208	2,164
Bad or doubtful debt expenses	(166)	—	—